CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Thomas Breen, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the quarterly report on Form 10-QSB of id-Confirm, Inc. for the three months ended September 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of id-Confirm, Inc.

Date:   November 9, 2006

/s/ Thomas Breen

Thomas Breen

President, Chief Operating Officer,

Interim Chief Financial Officer and Director

(Principal Executive Officer, Principal Financial

Officer and Principal Accounting Officer)